Note 4 - Basic and Diluted Loss Per Common Share	3 Months Ended
Mar. 31, 2022
Notes to Financial Statements
Earnings Per Share [Text Block]
4.	Basic and Diluted Loss Per Common Share

Basic and diluted loss per common share are computed based on the weighted average number of common shares outstanding. The Company’s potentially dilutive securities, which include stock options and stock purchase warrants, have been excluded from the computation of diluted net loss per share as the effect would be antidilutive. The potentially dilutive securities excluded from the computation of diluted net loss per share totaled 6,846,415 and 3,395,635 shares at March 31, 2022 and 2021, respectively.